EXHIBIT 99.1

                                                                  EXECUTION COPY



                      RESTITUTION AND SETTLEMENT AGREEMENT

      THIS RESTITUTION AND SETTLEMENT AGREEMENT (this "Agreement"), dated November 21, 2003, is entered by and among GOLD BANC CORPORATION, INC., a Kansas corporation ("Gold Banc"), GOLD BANK, a Kansas state chartered bank ("Gold Bank-Kansas"), and MICHAEL W. GULLION ("Mike Gullion").

                                    RECITALS

A. Mike Gullion formerly served as the Chairman of the Board, President and Chief Executive Officer of Gold Bank-Kansas and Chairman of the Board and Chief Executive Officer of Gold Banc.

B. Gold Banc has alleged and Mike Gullion has denied that during the course of his employment, Mike Gullion misappropriated funds from Gold Bank-Kansas.

C. On May 20, 2003, Mike Gullion entered into a Restitution Agreement with Gold Bank-Kansas pursuant to which he paid $2,252,931 of restitution to Gold Bank-Kansas.

D. On August 8, 2003, counsel for Gold Bank-Kansas sent a demand letter (the "Demand Letter") to counsel for Mike Gullion setting forth additional claims and demanding additional restitution, including reimbursement of certain investigative expenses.

E. The parties hereto extensively and cooperatively negotiated the additional claims in the Demand Letter and now desire to resolve and settle such claims without litigation.

F. Pursuant to the terms of this Agreement, Mike Gullion agrees to exercise certain vested stock options and agrees to sell all of his shares of Gold Banc stock (other than his ESOP shares).

G. With the intent of complete cooperation and without admitting any wrongdoing or liability, Mike Gullion agrees to pay $1.2 million to Gold Bank-Kansas from the proceeds of the sale of his stock.

                                    AGREEMENT

           ACCORDINGLY, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Definitions.   As  used  herein,  the  following  terms  shall  have  the
      -----------
following meanings:

           "ADEA Release" shall mean the release of any and all age discrimination claims by Mike Gullion as set forth in the release attached hereto as Exhibit D.



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           "Affiliate" of any Person shall mean (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and (b) any officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such Person possesses, directly or indirectly, power to vote five percent (5%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

           "Baird" shall mean Robert W. Baird & Co. Incorporated.

           "Baird Account" shall mean Mike Gullion's personal securities account, #3739-0488-1, with Baird.

           "Baird Shares" shall mean the 64,176 shares of common stock of Gold Banc previously held in Mike Gullion's Baird Account, which were sold prior to the date hereof.

           "Closing Date" shall mean a date mutually agreed by the parties hereto, but in no event later than December 12, 2003.

           "Continuing Contracts" shall mean the obligations, contracts, agreements and plans that continue by or among the parties after the Closing Date, including this Agreement, the Gullion Mortgage, the ESOP Plan, the 401(k) Plan, the Mike Gullion Confidentiality Agreements, the Security Agreement and the Control Agreement.

           "Contracts and Other Agreements" shall mean all contracts, agreements, understandings, indentures, notes, bonds, loans, instruments, leases, subleases, mortgages, franchises, licenses, commitments or binding arrangements, express or implied, oral or written, whether or not enforceable.

           "401(k) Plan" shall mean the Gold Banc Corporation, Inc. Employees' 401(k) Plan.

           "ESOP Plan" shall mean the Gold Banc Corporation, Inc. Employee Stock Ownership Plan and Trust.

           "ESOP Shares" shall mean the shares of Gold Banc stock that are beneficially owned by Mike Gullion under the ESOP Plan.

           "Exercise Price" of an Option Share shall mean the exercise price per share for the related Gullion Option, as described in Section 4 (a) below.

           "GBK Shares" shall mean the 82,727 shares of common stock in Gold Banc currently represented by five (5) stock certificates held by Gold Bank-Kansas for Mike Gullion.

           "Gold Banc Entities" shall mean Gold Banc and all of its subsidiaries, and all of their respective current and former shareholders, directors, officers, employees, agents, attorneys, accountants and representatives, and all predecessors and successors of the foregoing entities.

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           "Governmental Body" shall mean any (a) national, state, county, city, town, village, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive judicial, legislative, police, regulatory, or taxing authority or power of any nature.

           "Gullion Account" shall mean the personal money market (NOW) account of Mike Gullion at Gold Bank-Kansas (Account No. 1003006573).

           "Gullion Mortgage" shall mean the outstanding residential mortgage loan, #1031000375-101, from Gold Bank-Kansas, that is secured by a mortgage on Mike Gullion's personal residence located at 2716 West 118th Street, Leawood, Kansas 66211.

           "Gullion Options" shall have the meaning set forth in Section 4 below.

           "Kansas Loan" shall mean the personal loan, #10310001193-501, from Gold Bank-Kansas to Mike Gullion.

           "Lien" shall mean any lien, pledge, claim, charge, security interest or encumbrance of any nature whatsoever.

           "Market Value of an Option Share" shall mean the closing price of the common stock of Gold Banc on the NASDAQ on the Option Exercise Date.

           "Mike Gullion Confidentiality Agreements" shall mean each of the Gold Banc Corporation Corporate Director Confidentiality Agreement, executed in April 2001, and the Gold Banc Employee Confidentiality Agreement, executed on February 15, 2001, by Mike Gullion.

           "Oklahoma Loan" shall mean the personal loan, #115999, from Gold Bank-Oklahoma to Mike Gullion.

           "Option Exercise Date" shall mean each date that Mike Gullion delivers a notice to Gold Banc for the exercise of a Gullion Option as set forth in Section 4 below.

           "Option Shares" shall have the meaning set forth in Section 5 below.

           "Person" shall mean any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

           "REIT Interests" shall mean the $1,500.00 preferred member interest in Gold RE Holdings-I, LLC, and the $500.00 preferred member interest in Gold RE Holdings-III, LLC, both owned by Mike Gullion.

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           "Split Dollar Insurance Agreement" shall mean the Split Dollar
Insurance Agreement, dated August 13, 2001, between Gold Banc and Mike Gullion, relating to the Split Dollar Life Insurance Policies.

           "Split Dollar Life Insurance Policies" shall mean the two life insurance policies, #151212794 and #15121682, issued by Equitable Life Assurance Society of the United States on the life of Mike Gullion.

           "Stock Option Plan" shall mean Gold Banc Corporation, Inc. 1996 Equity Compensation Plan, as amended.

           "Value of an Exercised Option" shall mean (a) an amount equal to (i) the Market Value of an Option Share, minus (ii) the Exercise Price of such Option Share, multiplied by (b) the number of Option Shares to be acquired by the exercise of the related Gullion Option.

           "Wright/Petersen Waiver" shall mean a written waiver of the right of first refusal in favor of Allen D. Petersen ("Petersen") and William F. Wright ("Wright") created under a Proxy Agreement/Shareholder Agreement, dated September 15, 1996, among Mike Gullion, Petersen and Wright (the "Shareholder Agreement").

2. Agreement to Sell GBK Shares. As soon as possible but not later than three days before the Closing Date, Mike Gullion agrees to sell 82,727 shares of common stock in Gold Banc currently represented by five (5) stock certificates held by Gold Bank-Kansas for Mike Gullion (the "GBK Shares"). Within one business day after the date hereof, Gold Bank-Kansas shall deliver to Baird the stock certificates representing the GBK Shares.

3.    Additional  Restitution.  Without  admitting any  wrongdoing or liability
      -----------------------
on any specific claim, Mike Gullion hereby agrees to pay to Gold Bank-Kansas on the Closing Date the sum of $1,200,000 (the "Additional Restitution") in the manner specified in Section 15 below.

4.    Agreement to Exercise Options.
      -----------------------------

(a) Mike Gullion agrees to exercise his non-qualified stock options (the "Gullion Options") as follows:

(1) On or before December 31, 2003, Mike Gullion shall exercise the options granted to him on April 1, 1997 to purchase 70,000 shares of common stock of Gold Banc, at $5.25 per share.

(2) On or before December 31, 2003, Mike Gullion shall exercise the options granted to him on March 8, 2000 to purchase 21,000 shares of common stock of Gold Banc, at $7.25 per share.

(3) On or before March 16, 2004, Mike Gullion shall exercise the options granted to Mike Gullion on February 11, 1998 to purchase 70,000 shares of common stock of Gold Banc, at $12.125 per share.

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The Gullion Options may be exercised in whole or in part in one or more transactions. Mike Gullion shall deliver to Gold Banc a notice of exercise of stock options substantially in the form attached hereto as Exhibit C (the "Exercise Notice") upon each exercise of the Gullion Options.

(b) The Value of each Exercised Option will be reported by Gold Banc as W-2 supplemental compensation paid to Mike Gullion in the year in which such Gullion Option is exercised and will be subject to withholding taxes at the rate of 1.45% for Medicare, 25% for federal income taxes, 5% for Kansas income taxes, and, for options exercised in 2004, social security taxes of 6.20% up to the social security wage base (collectively, for each exercise of a Gullion Option, the "Total Withholding Taxes").

(c) On the first business day following each Option Exercise Date, Mike Gullion will pay to Gold Banc via wire transfer the Exercise Price and the Total Withholding Taxes due with respect to such exercised Gullion Option.

(d) Mike Gullion hereby waives all his claims, interests or rights in the following options (i) the options granted to him on February 11, 1999 to purchase 35,000 shares of common stock in Gold Banc at $13.25 per share, of which 28,000 are vested as of the date of this Agreement and (ii) any other stock options that Mike Gullion may have, or have had, an interest, either directly or indirectly, vested or unvested.

(e) Mike Gullion hereby waives all his claims, interests or rights in any of the Gullion Options which he has not exercised by the dates set forth in Section 4(a) above.

5.    Agreement to Sell Option Shares
      -------------------------------

(a) Mike Gullion agrees to sell the 161,000 shares of common stock of Gold Banc to be acquired by him through the exercise of his stock options as set forth in
Section 4 above (the "Option Shares") not later than March 31, 2004. Mike Gullion covenants and agrees to sell Option Shares at any time the market price for such shares is at or above $12.64 per share.

(b) In the event any Option Shares are owned by Mike Gullion on March 31, 2004, he shall instruct Baird to immediately sell such shares, irrespective of the market price.

(c) If the average sale price per share, net of sales commissions, of the Option Shares is above $13.25 per share, then Mike Gullion agrees to pay Gold Banc an amount (the "Supplemental Restitution") equal to 30% of (i) the proceeds, net of brokerage commissions, from the sale of the Option Shares, minus (ii) an amount equal to (A) $13.25 multiplied by (B) the number of Options Shares sold after the Closing Date.

6.    Security Interest
      ------------------

(a) Contemporaneous with the execution of this Agreement, Gold Banc, Gold Bank-Kansas and Mike Gullion hereby agree to enter into a Pledge and Security Agreement (the "Security Agreement") substantially in the form attached hereto as Exhibit A to provide a security interest to Gold Banc and Gold Bank-Kansas in the GBK Shares, the Option Shares, the Gullion Account and the Baird Account, and proceeds thereof.

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(b) Contemporaneous with the execution of this Agreement, Gold Banc, Gold
Bank-Kansas, Mike Gullion and Baird hereby agree to enter into a Control Agreement (the "Control Agreement") substantially in the form attached hereto as Exhibit B to provide for the perfection of the security interest of Gold Banc and Gold Bank-Kansas in the GBK Shares, the Option Shares and the Baird Account, and proceeds thereof.

7. Agreement to Sell REIT Interests. Mike Gullion hereby agrees to sell, and
   --------------------------------
Gold Banc hereby agrees to cause Gold Bank-Kansas and Gold Bank, a Florida bank (Gold Bank-Florida), to purchase, on the Closing Date, the REIT Interests for an aggregate purchase price of $2,000.00 in the manner specified in Section 15 below. On the Closing Date Mike Gullion shall execute and deliver to Gold Banc a Preferred Member Interest Power, substantially in the form attached hereto as Exhibits E-1 and E-2, covering each REIT Interest.

8.    Payment of Loans
      ----------------

(a) Gold Banc and Mike Gullion hereby acknowledge and agree that the Kansas Loan and Oklahoma Loan have been paid as previously agreed by the parties.

(b) Gold Banc, on behalf of itself and its subsidiaries, hereby represent, warrant, covenant and agree that they have not made and, after the date hereof they will not make, any negative credit reports with respect to the Kansas Loan or the Oklahoma Loan to any outside credit reporting agencies including, but not limited to, TransUnion, Experian and Equifax, and agree that the Kansas Loan and the Oklahoma Loan were paid as agreed.

9.    Continuing Contracts.  Notwithstanding Sections 12, 13 and 14 below:
      --------------------

(a) Gold Bank-Kansas and Mike Gullion agrees to remain bound by the terms and conditions of the Gullion Mortgage. This Agreement does not change, amend, release or otherwise alter the terms and obligations of the Gullion Mortgage.

(b) The parties hereto remain bound by the terms of the 401(k) Plan and the ESOP Plan. This Agreement does not change, amend, release or otherwise alter the terms, obligations, rights or duties of any party under the 401(k) Plan or the ESOP Plan.

(c) Gold Banc and Mike Gullion are parties to the Mike Gullion Confidentiality Agreements. Mike Gullion acknowledges and agrees that he has continuing obligations under the Mike Gullion Confidentiality Agreements regarding Gold Banc and its subsidiaries and their customers, and that he will continue to fulfill such obligations in accordance with such agreements. This Agreement does not change, amend, release or otherwise alter the terms and obligations of the Mike Gullion Confidentiality Agreements.

(d) Gold Banc, Gold Bank-Kansas and Mike Gullion are parties to the Security Agreement. The Agreement does not change, amend, release or otherwise alter the terms, obligations, rights or duties of the Security Agreement.

(e) Gold Banc, Gold Bank-Kansas Mike Gullion and Baird are parties to the Control Agreement. The Agreement does not change, amend, release or otherwise alter the terms, obligations, rights or duties of the Control Agreement.

10.   Cancellation of Split Dollar Life Insurance Policies.
      ----------------------------------------------------

(a) Gold Banc and Mike Gullion hereby acknowledge and agree that the Split Dollar Insurance Agreement terminated in accordance with its terms on March 17, 2003, the date on which Mike Gullion's employment with Gold Banc terminated.

(b) Gold Banc and Mike Gullion hereby acknowledge and agree that Mike Gullion is indebted to Gold Banc pursuant to the Split Dollar Insurance Agreement in the principal amount of $102,839.98, which amount is equal to the premium payments made by Gold Banc under the Split Dollar Life Insurance Policies on behalf of Mike Gullion. Gold Banc and Mike Gullion hereby further acknowledge and agree that the interest owed by Mike Gullion to Gold Banc on the loans under the Split Dollar Insurance Agreement is an amount equal to $10,836.61 as of October 31, 2003, with interest continuing to accrue on such amount at the rate of $11.61 per day.

(c) Pursuant to the terms of the Split Dollar Insurance Agreement, Mike Gullion hereby irrevocably elects:

(1)   not to repay the loans associated with the Split Dollar Insurance
      Agreement;

(2)   not to repay the accrued interest on such loans,

(3)   to convey the Split Dollar Life Insurance Policies to Gold Banc; and

(4) to recognize as additional compensation an amount (the "Split Dollar Balance") equal to the difference between (i) the aggregate amount of such loans, plus interest thereon and (ii) the aggregate cash surrender value of the Split Dollar Life Insurance Policies.

(d) On or before the Closing Date, Mike Gullion shall surrender and deliver the Split Dollar Life Insurance Policies to Gold Banc, along with an executed "Request for Change of Beneficiary and/or Owner," substantially in the form attached hereto as Exhibit F. Mike Gullion further agrees to execute and deliver such other documents or instruments, if any, as are necessary or desirable to vest ownership of the Split Dollar Life Insurance Policies in Gold Banc and to change the beneficiary of the Split Dollar Life Insurance Policies to Gold Banc.

(e) Promptly following the Closing Date, Gold Banc will surrender the policies in exchange for the cash surrender value thereof. Gold Banc shall apply the cash surrender value of the policies against the principal and interest owed by Mike Gullion to Gold Banc under the Split Dollar Insurance Agreement.

(f)   Gold Banc and Mike Gullion acknowledge and agree that:

(1) Gold Banc will issue to Mike Gullion a 2003 Form W-2 for the Split Dollar Balance;

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(2)   pursuant to the Split Dollar Insurance Agreement and applicable tax laws, the Split Dollar Balance is supplemental income that is subject to withholding taxes at the rate of 1.45% for Medicare, 25% for federal income taxes and 5% for Kansas income taxes; and

(3) on the Closing Date, Mike Gullion will pay to Gold Banc the amount of such withholding taxes due on the Split Dollar Balance in the manner specified in Section 15 below.

11.   Termination of Other Banking Relationships.
      ------------------------------------------

(a) On the Closing Date, Gold Banc and all its subsidiaries shall close and terminate all of the following deposit accounts, loan accounts, credit card accounts and other account relationships with Mike Gullion:

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ACCOUNT HOLDER   ACCOUNT NUMBER  TYPE OF ACCOUNT  GOLD BANC ENTITY
--------------------------------------------------------------------
--------------------------------------------------------------------
Mike Gullion    1000002238       Certificate of   Gold Bank -
                                 Deposit          Kansas
--------------------------------------------------------------------
--------------------------------------------------------------------
Mike Gullion    1003800008       Savings          Gold Bank -
                                                  Kansas
--------------------------------------------------------------------
--------------------------------------------------------------------
Mike Gullion    4104 2500 1007   Credit Card      Gold Bank -
                6188                              Kansas
--------------------------------------------------------------------

(b) On the Closing Date, Gold Bank-Kansas shall permit withdrawal of the Certificate of Deposit of Mike Gullion without penalty and shall pay interest on such Certificate of Deposit through the Closing Date.

(c) On the Closing Date, Gold Bank-Kansas shall deliver to Mike Gullion a cashier's check for the balance of the funds remaining in the Savings Account.

(d) Mike Gullion may pay the outstanding balance on his credit card on any day between the date of this Agreement and the Closing Date. If such balance is not paid off by the Closing Date, Mike Gullion hereby authorizes Gold Bank-Kansas to withhold funds from the Certificate of Deposit on the Closing Date to pay off the balance of such credit card account.

(e) Gold Bank-Kansas shall hold the funds in the Gullion Account until the Closing Date. Mike Gullion hereby authorizes Gold Bank-Kansas to withdraw funds from the Gullion Account to make the payments contemplated by this Agreement. On the Closing Date, Gold Bank-Kansas shall deliver to Mike Gullion a cashier's check for the balance of the funds from the Gullion Account.

(f) Mike Gullion covenants and agrees not to open any new accounts (deposit or credit) with Gold Banc or any of its subsidiaries.

12. Release of All Claims by Gold Banc Entities. In consideration of the mutual
    -------------------------------------------
releases in this Agreement and other consideration provided for herein, Gold Banc, on behalf of itself and all of its subsidiaries, hereby release, effective as of the Closing Date, and forever discharge Mike Gullion of and from any and all claims, contracts, promises, liens, losses,

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controversies, agreements, trespasses, debts, fees, rights, demands, costs
(including attorneys' fees), expenses, compensation of any nature whatsoever, damages, lawsuits, injuries, liabilities, actions and causes of action of every kind and nature in equity or law, including, but not limited to, any actions arising under any federal, state or local statutes, laws, ordinances, regulations or orders, whether foreseen or unforeseen, contingent or actual, liquidated or unliquidated, known or unknown, that Gold Banc or its subsidiaries have or at any time prior hereto may have had, whether known to them or not, arising in whole or in part at any time before the Closing Date, including, without limitation, the events and claims at issue in the Demand Letter; provided, however, this release does not release or discharge Mike Gullion from his obligations arising under the Continuing Contracts, or any claim or liability arising under or pursuant to the Continuing Contracts; provided further, that if any of the representations and warranties made by Mike Gullion in Section 18(a) of this Agreement are materially inaccurate or false, then the releases provided to Mike Gullion in this Section 12 shall be void and unenforceable; provided further, that if Mike Gullion does not sell all of the Option Shares by the date set forth in this Agreement, then the releases provided to Mike Gullion in this Section 12 shall be void and unenforceable; provided, further, that if Mike Gullion does not pay the Additional Restitution Amount and any Supplemental Restitution due under Section 5(c) above by the dates set forth in this Agreement, then the releases provided to Mike Gullion in this Section 12 shall be void and unenforceable.

13. Release of All Claims by Mike Gullion. In consideration of the mutual
    -------------------------------------
releases exchanged in this Agreement and other consideration provided for herein, Mike Gullion hereby releases, effective as of the Closing Date, and forever discharges the Gold Banc Entities, and each of them, of and from any and all claims, contracts, promises, liens, losses, controversies, agreements, trespasses, debts, fees, rights, demands, costs (including attorneys' fees), expenses, compensation of any nature whatsoever, damages, lawsuits, injuries, liabilities, actions and causes of action of every kind and nature in equity or law, including, but not limited to, any actions arising under any federal, state or local statutes, laws, ordinances, regulations or orders, whether foreseen or unforeseen, contingent or actual, liquidated or unliquidated, known or unknown, that Mike Gullion has or at any time prior hereto may have had, whether known to them or not, arising in whole or in part at any time before the Closing Date, including, without limitation, the events and any counterclaims to the claims at issue in the Demand Letter; provided, however, this release does not release or discharge the Gold Banc Entities from their obligations arising under the Continuing Contracts, or any claim or liability arising under or pursuant to the Continuing Contracts, and provided, further, that nothing in this release shall impair, impede or preclude Mike Gullion's ongoing and complete cooperation with law enforcement and regulatory agencies; provided, further, that if any of the representations and warranties made by Gold Banc in Section 18(b) of this Agreement are materially inaccurate or false, then the releases provided to the Gold Banc Entities in this Section 13 shall be void and unenforceable.

14.   Release of Employment Related Claims by Mike Gullion.
      ----------------------------------------------------

(a) Gold Banc and Mike Gullion acknowledge and agree that Mike Gullion either was terminated or has resigned as a director, officer and employee of all of the Gold Banc Entities.

(b) Mike Gullion understands and agrees that he is releasing the Gold
Banc Entities from any and all claims, damages, lawsuits, injuries, liabilities and causes of action that he may have under any express or implied contract, or any city ordinance or state, federal or common law meant to protect workers in their employment relationships including, without limitation, claims under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Kansas Acts Against Discrimination, the Kansas Age Discrimination in Employment Act, the Americans with Disabilities Act, the Equal Pay Act, 42 U.S.C. ss.ss. 1981, 1983 and 1985, 18 U.S.C. ss. 1514A, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Fair Labor Standards Act, the Kansas Service Letter statute, the Labor Management Relations Act, Workers' Compensation laws, and under which he may have rights and claims, whether known to him or not, arising, directly or indirectly out of his employment by the Gold Banc Entities, and/or the termination of his employment with the Gold Banc Entities. Mike Gullion further agrees to execute and deliver on the Closing Date the ADEA Release.

(c) Mike Gullion acknowledges and agrees that he is no longer employed by, and is not a director or officer of, any of the Gold Banc Entities, that he waives any right to reemployment with the Gold Banc Entities, and that he will never apply for employment with any of the Gold Banc Entities. Mike Gullion further understands and agrees that the Gold Banc Entities may reject any application for employment that he may make and he waives any claims he might otherwise have as a result of such rejection.

(d) Mike Gullion acknowledge and agrees that he has not elected to continue any COBRA insurance coverage.

15.   Actions to Be Taken by the Parties:
      ----------------------------------

(a)   On the date hereof:

(1) Gold Banc, Gold Bank-Kansas and Mike Gullion shall execute and deliver the Security Agreement.

(2) Gold Banc, Gold Bank-Kansas, Mike Gullion and Baird shall execute and deliver the Control Agreement and Mike Gullion shall cause Baird to execute and deliver such agreement.

(3) Gold Bank-Kansas shall electronically file a UCC Form 3 with the Kansas Secretary of State's office releasing its security interest in Mike Gullion's membership interest in I-435/Nall, L.L.C. and shall promptly thereafter provide written evidence of such filing to Mike Gullion.

(4) Mike Gullion will execute and deliver to Gold Banc the ADEA Release.

(5) Mike Gullion will deliver to Gold Banc a signed copy of the Wright/Peterson Waiver.

(6) Gold Bank-Kansas will send to Baird via Federal Express the certificates representing the GBK Shares.

(7) Mike Gullion shall instruct Baird to sell all of the GBK Shares at least three days prior to the Closing Date.

(b)   On the Closing Date, the Parties agree to do the following:

(1) Gold Banc shall instruct Baird to transmit $1,200,000.00 to Gold Bank-Kansas as payment of the Additional Restitution pursuant to Section 3 hereof.

(2) Mike Gullion shall deliver to Gold Banc the Split Dollar Life Insurance Policies along with executed Requests for Change of Beneficiary and/or Owner.

(3) Gold Banc shall cause Baird to transmit to Gold Banc the total withholding taxes due with respect to cause Split Dollar Balance pursuant to Section 10(f) hereof.

(4) Mike Gullion will deliver to Gold Banc the Preferred Member Interest Powers covering each REIT Interest.

(5) Gold Banc will cause to be transferred $2,000.00 to the Gullion Account representing the proceeds of the purchase of the REIT Interests.

(6) Gold Bank-Kansas will (i) deliver the funds remaining in the Gullion Account to Mike Gullion by cashier's check and (ii) close the Gullion Account.

(7) Gold Bank-Kansas will (i) withhold from Mike Gullion's Certificate of Deposit such amounts as are necessary to pay off the outstanding balance of Mike Gullion's Gold Bank-Kansas credit card and (ii) deliver the balance on the Certificate of Deposit, including any accrued interest thereon, to Mike Gullion in the form of a cashier's check.

(8) Gold Bank-Kansas will deliver the funds in Mike Gullion's Savings Account, including any accrued interest thereon, to Mike Gullion in the form of cashier's check.

(9) Mike Gullion, Gold Banc and Gold Bank-Kansas will terminate the Security Agreement.

(10) Mike Gullion, Gold Banc, Gold Bank-Kansas and Baird will terminate the Control Agreement.

(11) The parties hereto will take all other acts and actions as set forth herein that are to be taken on or before the Closing Date.

(c)   After the Closing Date:

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

(1) Mike Gullion shall execute and deliver to Gold Banc an Exercise Notice for each exercise of the Gullion Options.

(2) On the first business day following each Option Exercise Date, Mike Gullion shall cause Baird to wire transfer to Gold Banc the Exercise Price and the Total Withholding Taxes due with respect to such exercised Gullion Options.

(3) Within one (1) business day after receipt of the wire transfer for an exercised Gullion Option, Gold Banc shall deliver to the Transfer Agent an instruction letter directing the agent to issue the applicable amount of Option Shares and electronically deliver them to the Baird Account via the DWAC system.

(4) Mike Gullion shall instruct Baird to sell the Option Shares in accordance with the terms of this Agreement.

(d) After the Closing Date and before January 31, 2004, Gold Banc will issue to Mike Gullion W-2s covering his 2003 salary and bonuses, the supplemental income from the exercise of his stock options in 2003 and the supplemental income from the termination of the Split Dollar Insurance Agreement.

(e) After the Closing Date and before January 31, 2005, Gold Banc will issue to Mike Gullion W-2s covering any supplemental income from the exercise of his stock options in 2004.

(f) If all of the Option Shares are not sold by Mike Gullion by March 30, 2004, then on March 31, 2004 Mike Gullion will instruct Baird to immediately sell any such remaining shares.

(g) Upon the sale of the all of the Option Shares, Mike Gullion will instruct Baird to deliver to Gold Banc an account statement that sets forth the dates, sale price and amounts of each sale of Option Shares. If any Supplemental Restitution is due to Gold Banc as set forth in Section 5(c) above, Mike Gullion will cause Baird to transfer the Secondary Restitution Amount to Gold Banc within five business days after the sale of the last Option Share.

16.   Indemnification.
      ---------------

(a) Gold Banc, on behalf of itself and all of its subsidiaries, shall indemnify and hold harmless Mike Gullion from any and all expenses incurred, including but not limited to attorneys' fees and expenses, as the result of the assertion after the Closing Date of any claims, actions, causes of action, rights, grievances, demands, costs, expenses, compensation, liabilities or obligations which Gold Banc and each of its subsidiaries have released and discharged in this Agreement.

(b) Mike Gullion shall indemnify and hold harmless the Gold Banc Entities from any and all expenses incurred, including but not limited to attorneys' fees and expenses, as the result of the assertion after the Closing Date of any claims, actions, causes of action, rights, grievances, demands, costs, expenses, compensation, liabilities or obligations which Mike Gullion has released and discharged in this Agreement.

17. Non-Admissibility. This Agreement is the product of informed negotiations
    -----------------
and involves compromises of the parties' previously stated legal positions. The parties to this Agreement agree that this Agreement and the negotiations surrounding this Agreement shall not be admissible in any suit, action or other proceeding brought by any party to this Agreement against any party to this Agreement (or its affiliates, subsidiaries, parent companies, successors, predecessors, assigns, partners, officers, directors, agents, employees, representatives, shareholders or attorneys), except as shall be necessary to enforce the terms of this Agreement; and provided further that nothing in this release will impair, impede or preclude Mike Gullion's ongoing and complete cooperation with law enforcement and regulatory agencies.

18.   Representations and Warranties.
      ------------------------------

(a) Mike Gullion represents and warrants to the Gold Banc Entities the following:

(1) I have the power and authority to enter into this Agreement and all other agreements, documents and instruments to be executed and delivered by me hereunder, to perform my obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

(2) I have duly executed and delivered this Agreement and this Agreement is a legal, valid and binding obligation, enforceable against me in accordance with its terms. I will execute and deliver all other agreements, documents, certificates and instruments contemplated by this Agreement at or prior to the Closing, and such other agreements, certificates and instruments will be legal, valid and binding obligations, enforceable against me in accordance with their respective terms. I have the absolute and unrestricted right and capacity to execute and deliver this Agreement and all other agreements, certificates and instruments contemplated by this Agreement and to perform my obligations under this Agreement and all other agreements, certificates and instruments contemplated by this Agreement.

(3) Neither the execution, delivery or performance of this Agreement and all other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions hereof or thereof, by me will, with or without the passage of time or the giving of notice, or both, (i) conflict with, constitute a breach, violation or termination of any provision of, or constitute a default under, any Contracts or Other Agreements to which I am a party or by which I am bound or to which any of my properties or assets is subject, or (ii) violate any law, statute, ordinance, regulation, judgment, writ, injunction, rule, decree, order or any other restriction of any kind or character applicable to me or any of my properties or assets.

(4) To my knowledge, there is no pending action, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

(5) Except for the Wright/Peterson Waiver, no notice, consent filing or registration to, from or with any third party is necessary for me to execute, deliver and perform this Agreement or any other agreement, document or instrument contemplated hereby to be executed and delivered by me.

(6) Prior to the date of this Agreement, I have obtained a written waiver of the right of first refusal of Petersen and Wright created under the Shareholder Agreement.

(7) No representation or warranty or other provision contained herein, or in any document, schedule or certificate delivered or to be delivered to Gold Banc in connection with this Agreement or the transactions contemplated hereby, or any written statement, certificate or other document furnished to Gold Banc in connection with this Agreement or the transactions contemplated hereby, contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading.

(8) My personal financial statement and tax returns delivered to Gold Banc are accurate and complete in all material respects. All assets owned directly or beneficially by me are reflected on the personal financial statement.

(9) Except for the sale of the Baird Shares and the payment of $170,000 to Petersen and Wright, since the date of the personal financial statement delivered to Gold Banc, there has not been any material change in my assets or liabilities, and no event has occurred or circumstance exists that may result in such a material change.

(10) Except for gifts to my children in amounts less than $35,000.00 per child, within the twelve (12) months prior to the date of this Agreement, I have not conveyed any assets, either individually or jointly, to any third party for less than fair value.

(11) All right, title and interest in and to the Gold Shares and the Option Shares are owned by me beneficially and of record free and clear of all Liens.

(12) All right, title and interest in and to the Baird Shares were owned by me beneficially and of record free and clear of all Liens.

(13) I sold the Baird Shares prior to the date of this Agreement and as of the date of this Agreement at least $400,000 of the proceeds from such sale are in the Baird Account.

(14) Prior to the date of this Agreement, I have returned any and all property (including, but not limited to, all keys, computers, automobiles, credit cards, and files and documents and all copies thereof) of the Gold Banc
      Entities that was in my possession.

(b) The Gold Banc Entities represent and warrant to Mike Gullion the following:

(1) Gold Banc previously delivered to Mike Gullion's legal counsel a schedule setting forth the unexercised stock options granted by Gold Banc to Mike Gullion. This schedule is a true, correct and complete list of such stock options as of the date of this Agreement.

(2) The information with respect to the Split Dollar Life Insurance Policies set forth in Section 10 above is a true and accurate description of such arrangements as of the date of this Agreement.

(3) The execution, delivery and performance of this Agreement by the undersigned on behalf of Gold Banc and Gold Bank-Kansas will create legal, valid and binding obligations of Gold Banc and Gold Bank-Kansas enforceable in accordance with its terms.

(4) Prior to the date of this Agreement, the Gold Bank Entities have returned any and all property of Mike Gullion that was in their possession

19. Gold Banc Cooperation. Gold Banc and its subsidiaries shall cooperate
    ---------------------
reasonably with Mike Gullion in ongoing processes with federal regulatory and law enforcement agencies. Gold Bank-Kansas shall inform all regulatory and law enforcement authorities in writing, with a copy to counsel for Mike Gullion, that a full settlement of all claims and defenses between Mike Gullion and Gold Banc and its subsidiaries has been reached, restitution to the satisfaction of Gold Banc has been or will be made in the aggregate amount of at least $3,452,931, and Mike Gullion has been cooperative throughout this process. Gold Bank-Kansas shall also make available to Mike Gullion reasonable access to its records for purposes of Mike Gullion's ongoing process with federal regulatory and law enforcement agencies.

20. No Tax Advice. Mike Gullion acknowledges and agrees that none of the Gold
    -------------
Banc Entities, including their attorneys and accountants, have made any express or implied representations to him or given advice to him with respect to the tax implications of any provisions of this Agreement or any payment made to him pursuant to this Agreement.

21. Integration. This Agreement and the Exhibits hereto constitute the entire
    -----------
agreement between the Parties with respect to the subject matter hereof, and supercedes all other prior negotiations, discussions, represent actions, agreements, representations, or understandings both written and oral, among the Parties with respect thereto. The Parties represent and warrant that no Party has relied or is relying on any representations or promises made by any person in connection with this Agreement in entering into this Agreement, other than what has been set forth herein in writing, and that any prior representations or promises are merged into this Agreement.

22.   Successors and Assigns.  This Agreement shall inure to the benefit of,
      ----------------------
and shall be binding upon, the Parties hereto and their respective heirs, successors and assigns

23. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED
    -----------------------------------------
BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH OF THE PARTIES HEREBY CONSENTS TO THE JURISDICTION OF THE DISTRICT COURT OF JOHNSON COUNTY, STATE OF KANSAS, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.

24. WAIVER OF JURY TRIAL. EACH OF PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL
    --------------------
RIGHT TO TRIAL BY JURY RELATING TO THE ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

25. Severability. Each provision of this Agreement is intended to be severable.
    ------------
Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law for any reason whatsoever, such provision will be ineffective only to the extent of such prohibition or invalidity, and shall not affect the validity of the remainder of such provision or the remaining provisions of this Agreement unless the essential purposes of the Parties are thereby frustrated .

26.   Headings.  The headings used in this Agreement are for convenience of
      --------
reference only and shall in no way define, limit or describe the scope or intent of any provision of this Agreement.

27. Certification of Review. The Parties certify that they have read the terms
    -----------------------
of this Agreement; that they have had the benefit of independent counsel; that they understand the terms of this Agreement; that they are not relying on any representation of any other party not contained herein or in the Continuing Contracts; and that in the event of any dispute concerning this Agreement, the Parties shall be considered joint authors and any ambiguities shall not be construed for or against any Party to this Agreement on account of such drafting.

28. Final Expression. This Agreement represents a final expression of the
    ----------------
understandings between the Parties with respect to the subject matter hereof and this Agreement may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement or understanding between the Parties hereto.

29.   No Modifications.  No change or modification of this Agreement shall be
      ----------------
valid unless it is contained in writing and signed by the Parties hereto.

30.   No Amendments.  No amendments to this Agreement shall be effective
      -------------
unless such amendment is in writing and signed by all Parties hereto.

31.   Attorneys' Fees. Each Party shall bear it own attorneys' fees and costs
      ---------------
arising from the actions of the Parties' own counsel in connection with the Action, this Agreement, and the matters and documents referred to herein.

32.   Multiple Counterparts.  This Agreement may be executed in any number of
      ---------------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Parties hereto have caused this Restitution and Settlement Agreement to be executed as of the date first written above.



                                    /s/ Michael W. Gullion
                               ------------------------------------
                               Michael W. Gullion


                               GOLD BANC CORPORATION, INC.



                               By:      /s/ Malcom M. Aslin
                                    -------------------------------
                                   Name:Malcolm M. Aslin
                                   Title: Chief Executive Officer


                               GOLD BANK



                               By:      /s/ Malcolm M. Aslin
                                    -------------------------------
                                   Name:Malcolm M. Aslin
                                   Title: Chief Executive Officer